SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                November 5, 2003
                ------------------------------------------------
                Date of Report (Date of earliest event reported)




                        Baldwin Technology Company, Inc.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                      1-9334                13-3258160
----------------------------         ------------        -----------------
(State or other jurisdiction         (Commission         (I.R.S. Employer
      of incorporation)              File Number)        Identification No.)



                    Twelve Commerce Drive, Shelton, CT. 06484
              -----------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)


                                 (203) 402-1000
               --------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
           ----------------------------------------------------------
          (Former Name or Former Address, if changed since Last Report)

Item 7.  Financial Statements and Exhibits.


         (c)    Exhibits


                 99.1 Earnings release for the period ended September 30, 2003 issued by the Company on November 5, 2003 (filed herewith).


Item 9.  Regulation FD disclosure.

     The following information is being furnished pursuant to "Item 12 Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.




     Baldwin Technology Company, Inc. ("Baldwin or the "Company") reported its results of operations for the three months ended September 30, 2003. Details of this announcement are contained in the press release of the Company dated November 5, 2003, and included in this Current Report on Form 8-K as Exhibit 99.1.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               BALDWIN TECHNOLOGY COMPANY, INC.
                                                                 (Registrant)

                                              By:  /s/ VIJAY C. THARANI
                                                  ------------------------------
                                                       Vijay C. Tharani
                                                       (Chief Financial Officer)




Dated: November 5, 2003